                                        [LOGO]
                                     THE FRANKLIN
                                LIFE INSURANCE COMPANY
                -----------------------------------------------------
                             *AN AMERICAN GENERAL COMPANY
                #1 FRANKLIN SQUARE , SPRINGFIELD, ILLINOIS 62713-0001

Dear Contract Owner:

We are pleased to provide this unaudited report for the six-month period ended June 30, 1998, which shows the status of and balances in your Franklin Life Variable Annuity Fund B contract.

                                                       Investment Position
                                                       -------------------
                                              June 30, 1998         December 31, 1997        June 30, 1997
                                              -------------         -----------------        -------------
           VARIABLE PORTION:
           Accumulation Unit Value               $125.10                 $110.59                $100.21
                                                 -------                 -------                -------
                                                 -------                 -------                -------
           Percentage Change From:
                December 31, 1997                 +13.12%
                                                 -------
                                                 -------
                June 30, 1997                     +24.84%
                                                 -------
                                                 -------

The accumulation unit value is based on the market price of the investments held by the Fund. A listing of the investments held at June 30, 1998 appears on page 3.

     FIXED PORTION:
     Additional units in the fixed rate portion of your annuity arising from contributions credited during the contract year ending in the first half of 1998 were based on a 6.25% interest rate, less a contract expense charge. If your contract anniversary is in the second half of 1998, the interest rate for the fixed portion of your annuity applicable to contributions made during the contract year ending in 1998 is anticipated to be 6.25%, less a contract expense charge. Amounts selected for investment in the fixed rather than the variable portion of your annuity do not participate in the investment experience of the Fund. Contract units resulting from interest added or contributions made prior to the contract year ending in 1998 continue to be credited with additional interest based on investment yields which reflect the years during which such units were purchased. Crediting rates are not guaranteed for future years.

The United States economy continued to expand at an above average rate through the first quarter of 1998, as measured by the Gross Domestic Product. The Gross Domestic Product increased 3.8% in 1997 and 5.4% in the first quarter of 1998. The economy is expected to slow from the pace of the last six quarters to a more normal growth rate of 2.0% to 2.5% for the second quarter and balance of 1998. Employment has continued to expand, with the unemployment rate dropping to 4.3% in May and back up to 4.5% in June. Intermediate and long term interest rates have declined somewhat in the first half of 1998 and short term interest rates have held steady, with the Federal Reserve Board holding the Federal Funds rate at 5.50% since March 25, 1997. The stock market continued to move up during the first half of 1998 as new funds flowed into equity mutual funds. Stock prices are currently considered to be high by most traditional measurements. The Standard & Poor's 500 Index was up 16.8% in the first six months of the year despite the high price/earnings ratios, the slowing growth of corporate earnings and the economic conditions of several foreign countries.

Inflation, as measured by the Gross Domestic Product deflator, was up 1.7% in 1997, and for the first three months of 1998 inflation increased at an annual rate of 1.1%. The Consumer Price Index increased by 1.7% in 1997, the lowest increase since 1986, but April prices increased 0.2% and then May prices increased 0.3%, the highest gain in 17 months. June Consumer Prices were just announced at +0.1%, down from May in light of lower energy prices and the lower Asian currencies which reduced import prices. The Producers Price Index increased 0.2% in April and May after recording five straight months of declining prices. The Producers Price Index is currently showing a decline of 0.9% from May 1997 to May 1998. Corporate profits declined 1.2% in the first quarter of 1998 after several years of good growth. Strong flow of new money going into equity mutual funds the first six months of this year has helped to move equity prices higher. Continued higher stock prices are contingent upon higher corporate profits, lower interest rates, the ability to move price/earnings ratios higher and the ability of several foreign governments to work through economic problems.

In today's fast-paced world, products, markets, client's needs, and individual risk tolerance all change. In this environment, you may want to take some extra time and review how well this product continues to meet your retirement investment objectives. A Franklin Life representative would be happy to review your financial situation with you and suggest the most appropriate mix of products to provide financial security consistent with your risk tolerance.

                                            Cordially yours,

                                            /s/ William A. Simpson

                                            William A. Simpson
                                            Chairman and Chief Executive Officer

                       FRANKLIN LIFE VARIABLE ANNUITY FUND B
                        STATEMENT OF ASSETS AND LIABILITIES
                                   JUNE 30, 1998
                                    (UNAUDITED)

Assets
     Investments-at fair value (cost-$792,118):
       Common stocks                                                            $1,675,184
       Short-term notes                                                            148,892
                                                                                ----------
                                                                                 1,824,076
     Cash on deposit                                                                25,709
     Dividends and interest receivable                                               1,677
                                                                                ----------
                                        Total Assets                             1,851,462

Liability - due to The Franklin Life Insurance Company                               3,893
                                                                                ----------

Contract owners' equity
     Value of 14,768.716 accumulation units outstanding,
       equivalent to $125.10019897 per unit                                     $1,847,569
                                                                                ----------
                                                                                ----------


                                                           STATEMENT OF OPERATIONS
                                                       SIX MONTHS ENDED JUNE 30, 1998
                                                                 (UNAUDITED)
Investment income:
     Dividends                                                   $    9,417
     Interest                                                         4,389
                                                                 ----------
                                        Total income                            $   13,806

Expenses:
     Investment management services                              $    4,117
     Mortality and expense charges                                    9,387
                                                                 ----------
                                        Total expenses                              13,504
                                                                                ----------
                                        Net investment income                          302
Realized and unrealized gain on
  investments:
     Net realized gain from investment transactions
          (excluding short-term investments):
               Proceeds from sales                               $  132,387
               Cost of investments sold (identified cost method)     62,595
                                                                 ----------
                                        Net realized gain                           69,792
     Net unrealized appreciation of investments:
          Beginning of period                                    $  868,864
          End of period                                           1,031,958
                                                                 ----------
                              Net unrealized appreciation                          163,094
                                                                                ----------
                              Net gain on investments                              232,886
                                                                                ----------
                              Net increase in contract owners'
                                equity resulting from operations                $  233,188
                                                                                ----------
                                                                                ----------

                   STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                                                                 SIX MONTHS        YEAR
                                                                ENDED JUNE 30,     ENDED
                                                                     1998       DECEMBER 31,
                                                                 (UNAUDITED)       1997
                                                                ----------------------------
Net investment income                                            $      302     $   10,202
Net realized gain from investment transactions                       69,792         84,638
Net unrealized appreciation of investments                          163,094        331,548
                                                                ----------------------------
     Net increase in contract owners' equity resulting
      from operations                                               233,188        426,388
Net contract purchase payments                                        7,513         15,336
Payment for contract guarantees                                         -          (10,114)
Withdrawals                                                        (198,310)      (246,502)
                                                                ----------------------------
     Net increase in contract owners' equity                         42,391        185,108
     Contract owners' equity at beginning of period               1,805,178      1,620,070
                                                                ----------------------------
     Contract owners' equity at end of period                    $1,847,569     $1,805,178
                                                                ----------------------------
                                                                ----------------------------

                          SEE NOTES TO FINANCIAL STATEMENTS

                        FRANKLIN LIFE VARIABLE ANNUITY FUND B
                               PORTFOLIO OF INVESTMENTS
                                    JUNE 30, 1998
                                     (UNAUDITED)

 NUMBER
   OF                                                               FAIR
 SHARES                                                             VALUE
 ------                                                             -----
            COMMON STOCKS (90.67%)
            AEROSPACE/AVIATION (2.24%)
       700     Raytheon Company                                    $ 41,387
            BANKING (6.50%)
     2,450     SLM Holding Corporation                              120,050
            BEVERAGES (1.34%)
       600     PepsiCo, Incorporated                                 24,712
            BUSINESS SERVICES (1.77%)
       900     Equifax Inc.                                          32,681
            CHEMICALS (2.09%)
       400     Dow Chemical                                          38,675
            COMPUTER SERVICES (4.13%)
     1,300     Ceridian Corporation*                                 76,375
            COSMETICS & HOUSEHOLD PRODUCTS (4.31%)
     1,400     Gillette Company                                      79,625

            DRUG & HEALTH CARE (29.88%)
     2,000     Eli Lilly and Company                                132,500
       675     Merck & Company, Inc.                                 90,281
       600     Pfizer, Incorporated                                  65,212
     1,800     Schering-Plough Corporation                          164,925
     2,400     Walgreen Company                                      99,150
                                                               ------------
                                                                    552,068
            ELECTRONICS & INSTRUMENTATIONS (2.92%)
       900     Hewlett-Packard Company                               53,888
            FOOD - RETAIL (4.35%)
     1,550     Albertson's, Inc.                                     80,309
            FOOD - WHOLESALE  (1.94%)
     1,400     Sysco Corporation                                     35,875
            MACHINERY - INDUSTRIAL & CONSTRUCTION
               (1.10%)
       400     Fluor Corporation                                     20,400

            OFFICE EQUIPMENT & SERVICES (11.60%)
     1,500     Compaq Computers Corporation*                         42,562
       700     International Business Machines
                 Corporation                                         80,369
       900     Xerox Corporation                                     91,463
                                                               ------------
                                                                    214,394

            OILS & OIL RELATED PRODUCTS (2.89%)
       500     Amoco Corporation                               $     20,875
       600     Enron Corporation                                     32,438
                                                               ------------
                                                                     53,313

            PACKAGING - CONTAINERS (2.33%)
       800     Avery-Dennison Corporation                            43,000

            PHOTOGRAPHY (.99%)
       250     Eastman Kodak Company                                 18,266

            RESTAURANTS/LODGING (1.49%)
       400     McDonald's Corporation                                27,600

            TECHNOLOGY (5.17%)
       700     AMP, Incorporated                                     24,063
       675     Diebold, Incorporated                                 19,491
       700     Intel Corporation                                     51,887
                                                               ------------
                                                                     95,441


            UTILITIES - TELEPHONE (3.63%)
     1,000     BellSouth Corporation                                 67,125
                                                               ------------

            TOTAL COMMON STOCKS
            (COST-$643,226)                                       1,675,184

PRINCIPAL
AMOUNT
---------
            SHORT-TERM NOTES (8.06%)
$150,000    United States Treasury Bill
              4.75%, due 7/23/98 (cost-$148,892)
                                                                    148,892
                                                               ------------

            TOTAL SHORT-TERM NOTES
                                                                    148,892
                                                               ------------


                                  TOTAL INVESTMENTS (98.73%)
                                             (COST-$792,118)      1,824,076

                                  CASH AND RECEIVABLES, LESS
                                           LIABILITY (1.27%)         23,493
                                                               ------------

                                      TOTAL CONTRACT OWNERS'
                                             EQUITY (100.0%)
                                                                 $1,847,569
                                                               ------------
                                                               ------------


*Non-income producing investment during the six-month period ending June 30, 1998.

                         SEE NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------------------------
THIS REPORT HAS BEEN PREPARED FOR THE INFORMATION OF FRANKLIN LIFE VARIABLE ANNUITY FUND B CONTRACT OWNERS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

FRANKLIN LIFE VARIABLE ANNUITY FUND B
NOTES TO FINANCIAL STATEMENTS

NOTE A-SIGNIFICANT ACCOUNTING POLICIES

Franklin Life Variable Annuity Fund B (the Fund) is a segregated investment account of The Franklin Life Insurance Company (The Franklin) and is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended. The Fund no longer issues new contracts. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS: Investments in common stocks listed on national stock exchanges are valued at closing sales prices. Unlisted common stocks are valued at the most recent bid prices, as supplied by broker-dealers. Short-term notes are valued at cost, which approximates fair value.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME: Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

FEDERAL INCOME TAXES: Operations of the Fund will form a part of, and be taxed with those of, The Franklin which is taxed as a "life insurance company" under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Fund.

NOTE B-INVESTMENTS

Exclusive of short-term investments, the cost of investments purchased and the proceeds from investments sold during the six-month period ended June 30, 1998 aggregated $14,441 and $132,387, respectively.

NOTE C-EXPENSES

Amounts are paid to The Franklin for investment management services at the rate of .0012% of the current value of the Fund per day (.438% on an annual basis) and for mortality and expense risk assurances at the rate of .002745% of the current value of the Fund per day (1.002% on an annual basis).

NOTE D-SALES AND ADMINISTRATIVE CHARGES

Sales and administrative charges aggregating $481 and $1,091 were deducted from the proceeds of the sales of accumulation units and retained by Franklin Financial Services Corporation and The Franklin for the six-month period ended June 30, 1998 and the year ended December 31, 1997, respectively. Franklin Financial Services Corporation is a wholly-owned subsidiary of The Franklin and principal underwriter for the Fund.


NOTE E-SUMMARY OF CHANGES IN ACCUMULATION UNITS

                              Six months                 Year ended
                         ended June 30, 1998             December 31,
                             (unaudited)                     1997
                        ---------------------------------------------------
                         UNITS        AMOUNT          UNITS        AMOUNT
Balance at
  beginning of
  period                16,323     $1,805,178         18,648     $1,620,070

Purchases                   63          7,513            157         15,336

Net investment
   Income                    -            302              -         10,202

Net realized gain
  from investment
  transactions               -         69,793              -         84,638

Net unrealized
  appreciation
  of investments             -        163,093              -        331,548

Withdrawals             (1,617)      (198,310)        (2,482)      (246,502)

Payment for
  contract
  guarantees                 -              -              -        (10,114)
                        ---------------------------------------------------

Balance at end of
  period                14,769     $1,847,569         16,323     $1,805,178
                        ---------------------------------------------------
                        ---------------------------------------------------

NOTE F-REMUNERATION OF MANAGEMENT

No person receives any remuneration from the Fund because The Franklin pays the fees of members of the Board of Managers and officers and employees of the Fund pursuant to expense assurances. Certain members of the Board of Managers and officers of the Fund are also directors, officers or employees of The Franklin or Franklin Financial Services Corporation. Amounts paid by the Fund to The Franklin and to Franklin Financial Services Corporation are disclosed in this report.


NOTE G-NET UNREALIZED APPRECIATION OF INVESTMENTS

Net unrealized appreciation of investments at June 30, 1998 and December 31, 1997 was as follows:

                                  June 30, 1998     December
                                   (unaudited)      31, 1997
                                  --------------------------
Gross unrealized appreciation     $  1,036,563      $874,684
Gross unrealized depreciation            4,605         5,820
                                  --------------------------
  Net unrealized appreciation
  of investments                  $  1,031,958      $868,864
                                  --------------------------
                                  --------------------------

                       FRANKLIN LIFE VARIABLE ANNUITY FUND B
                             SUPPLEMENTARY INFORMATION
               PER-UNIT INCOME AND CHANGES IN ACCUMULATION UNIT VALUE
                 (SELECTED DATA AND RATIOS FOR AN ACCUMULATION UNIT
                        OUTSTANDING THROUGHOUT EACH PERIOD)

                                                           SIX MONTHS ENDED
                                                               JUNE 30,
                                                                 1998                     YEAR ENDED DECEMBER 31,
                                                                           ---------------------------------------------------
                                                              (UNAUDITED)     1997           1996          1995          1994
                                                              ----------------------------------------------------------------
 Investment income                                            $   .888      $  2.025       $ 1.777       $ 2.043       $ 1.569
 Expenses                                                         .869         1.447         1.169          .935          .850
                                                              ----------------------------------------------------------------
 Net investment income                                            .019          .578          .608         1.108          .719
 Net realized and unrealized gain (loss) on investments         14.492        23.136        13.251        14.278         (.943)
                                                              ----------------------------------------------------------------
 Net increase (decrease) in accumulation unit value             14.511        23.714        13.859        15.386         (.224)
 Accumulation unit value:
   Beginning of period                                         110.589        86.875        73.016        57.630        57.854
                                                              ----------------------------------------------------------------
   End of period                                              $125.100      $110.589       $86.875       $73.016       $57.630
                                                              ----------------------------------------------------------------
                                                              ----------------------------------------------------------------

 Ratio of expenses to average net assets (annualized)             1.44%         1.44%         1.44%         1.44%         1.44%
 Ratio of net investment income to average net assets
 (annualized)                                                      .03%          .58%          .75%         1.71%         1.22%
 Portfolio turnover rate (annualized)                              .87%          .67%         3.35%        22.26%        82.18%
 Number of accumulation units outstanding at end of period      14,769        16,323        18,648        21,059        23,165
------------------------------------------------------------------------------------------------------------------------------

MATTERS SUBMITTED TO VOTE OF CONTRACT OWNERS

An annual meeting of Contract Owners of the Fund was held on April 20, 1998. At the meeting, the individuals named below were elected as Members of the Board of Managers of the Fund, and Ernst & Young LLP was ratified as the Fund's independent auditors for the ensuing fiscal year. The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, if applicable, as to each matter is set forth in the table below.

          Matter                                       Votes:
--------------------------           -------------------------------------------
                                         For           Against        Abstain
                                         ---           -------        -------
Election of
Robert G. Spencer as
Member, Board of Managers               7,408            366              0


Election of
Dr. Robert C. Spencer as
Member, Board of Managers               7,408            366              0


Election of
James W. Voth as
Member, Board of Managers               7,408            366              0

Election of Clifford L. Greenwalt as
Member, Board of Managers               7,408            366              0


Ratification of Selection
of Ernst & Young LLP as
independent auditors                    7,154              0            620